SCHEDULE 14A INFORMATION
                           Proxy Statement Pursuant to
              Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to ss.240.14a-12

                              SYSCAN IMAGING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

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

                              SYSCAN IMAGING, INC.
                              1772 TECHNOLOGY DRIVE
                              SAN JOSE, CALIFORNIA
                                 (408) 436-9888

                                                              May 2, 2006

Dear Fellow Stockholder:

      The 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Syscan Imaging, Inc. (the "Company" or "Syscan") will be held at 10:00 a.m., Pacific Standard Time, on June 9, 2006 at 1772 Technology Drive, San Jose, California 95110. Enclosed you will find a formal Notice of Annual Meeting, Proxy Card and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our stockholders. I hope you will be able to attend.

      Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even if you have previously mailed a Proxy, by withdrawing your Proxy and voting at the meeting. Any stockholder giving a Proxy may revoke the same at any time prior to the voting of such Proxy by giving written notice of revocation to the Company's Secretary, by submitting a later dated Proxy or by attending the Annual Meeting and voting in person. The Company's Annual Report on Form 10-KSB (including audited financial statements) for the fiscal year ended December 31, 2005 accompanies the Proxy Statement. All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (a) as to Proposal 1, the Proxy confers authority to vote "FOR" all of the four persons listed as candidates for a position on the Board of Directors, (b) as to Proposal 2, the Proxy confers authority to vote "FOR" the approval of the 2002 Stock Option Plan, as amended,
(c) as to Proposal 3, the Proxy confers authority to vote "FOR" the approval of the 2006 Stock Option Plan, (d) as to Proposal 4, the Proxy confers authority to vote "FOR" the approval of the appointment of Clancy and Co., P.L.L.C., as the Company's independent auditor for the year ended December 31, 2006, and (e) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder's discretion.

      The Company's Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote "FOR" all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

      Thank you for your investment and continued interest in Syscan Imaging, Inc.

                                            Sincerely,


                                            /S/ DARWIN HU

                                            Darwin Hu
                                            Chairman and Chief Executive Officer

                              SYSCAN IMAGING, INC.
                              1772 TECHNOLOGY DRIVE
                              SAN JOSE, CALIFORNIA
                                 (408) 436-9888

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD FRIDAY JUNE 9, 2006

      Notice is hereby given that the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Syscan Imaging, Inc., a Delaware corporation (the "Company" or "Syscan"), will be held at the Company's principal executive offices located at 1772 Technology Drive, San Jose, California 95110, on Friday, June 9, 2006 at 10:00 a.m., Pacific Standard Time, for the following purposes:

      1. To elect four Directors to the Board of Directors to serve until the 2006 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

      2.    To approve the Company's 2002 Amended and Restated Stock Option
            Plan;

      3.    To approve the Company's 2006 Stock Option Plan;

      4. To ratify the appointment by the Company's Board of Directors of Clancy and Co., P.L.L.C., to serve as the Company's independent auditors for the year ended December 31, 2006; and

      5. To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on May 1, 2006, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

      For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company's office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

      Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

      STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

                                            By Order of the Board of Directors


                                            /S/  WILLIAM HAWKINS

                                            William Hawkins, SECRETARY

May 2, 2006

                              SYSCAN IMAGING, INC.
                              1772 TECHNOLOGY DRIVE
                              SAN JOSE, CALIFORNIA
                                 (408) 436-9888

                                 PROXY STATEMENT

                       2006 ANNUAL MEETING OF STOCKHOLDERS

      This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board of Directors") of Syscan Imaging, Inc. (the "Company" or "Syscan") of proxies to be voted at the 2006 Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Standard Time, on Friday, June 9, 2006 at the principal executive offices of the Company at 1772 Technology Drive, San Jose, California 95110 and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting has been called to consider and take action on the following proposals: (i) To elect four Directors to the Board of Directors to serve until the 2007 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified; (ii) To approve the Company's 2002 Amended and Restated Stock Option Plan; (iii) To approve the Company's 2006 Stock Option Plan; (iv) To appoint Clancy & Co., P.L.L.C., to serve as the Company's independent auditors for the year ended December 31, 2006, and (v) To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

      The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company's Board of Directors recommends that the stockholders vote in favor of each of the proposals. Only holders of record of common stock, $.001 par value (the "Common Stock"), of the Company at the close of business on May 1, 2006 (the "Record Date") will be entitled to vote at the Annual Meeting.

      The principal executive offices of the Company are located at 1772 Technology Drive, San Jose, California 95110 and its telephone number is (408) 436-9888. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is approximately May 10, 2006. A copy of the Company's Annual Report for the fiscal year ended December 31, 2005 is enclosed with these materials, but should not be considered proxy solicitation material.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

      As of the Record Date, there were 24,601,096 outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Annual Meeting. As of the Record Date, the Company had approximately 370 holders of record of Common Stock. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained.

      Each nominee to be elected as a director named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. BROKERS WHO HOLD SHARES IN STREET NAME MAY VOTE ON BEHALF OF BENEFICIAL OWNERS WITH RESPECT TO PROPOSAL 1.

      The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required for the approval of each of Proposal 2, Proposal 3 and Proposal 4. For purposes of approval of each of Proposal 2, Proposal 3 and Proposal 4, abstentions will not be counted as votes entitled to be cast on each of these matters and will have no effect on the result of the vote. "Broker non-votes," which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on either Proposal 2, Proposal 3 or Proposal 4 and will have no effect on the outcome of the vote.

      The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

      Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked. Stockholder attending the meeting may revote their proxies at the meeting.

      ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

      Proposals 1, 2, 3 and 4 do not give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder's shares.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      At the Annual Meeting, four individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified. The Company's Board of Directors currently consists of four persons. All of the individuals who are nominated for election to the Board of Directors are existing directors of the Company. Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted "FOR" the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a Director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted "FOR" any nominee who shall be designated by the present Board of Directors to fill such vacancy.

      The name and age of each of the four nominees, his position with the Company, and the period during which such person has served as a Director are set out below.

--------------------------------------------------------------------------------
                 YEAR FIRST ELECTED AS
NAME             AN OFFICER OR DIRECTOR  AGE   POSITION(S) HELD
--------------------------------------------------------------------------------
Darwin Hu                 2004            53   President, Chief Executive
                                               Officer and Chairman
--------------------------------------------------------------------------------
David Clark               2004            38   Senior Vice President of Business
                                               Development and Director
--------------------------------------------------------------------------------
Peter Mor                 2004            56   Director
--------------------------------------------------------------------------------
Lawrence Liang            2004            70   Director
--------------------------------------------------------------------------------

There are no family relationships between any director, executive officer, or person nominated or chosen to become a director or executive officer. DARWIN HU became our Chairman, President and Chief Executive Officer on April 2, 2004, in connection with our acquisition of Syscan, Inc. Prior thereto, Mr. Hu was the President and Chief Executive Officer of Syscan, Inc., our wholly-owned subsidiary. Mr. Hu has over 21 years of experience in the high-tech industry and has held various management related positions within organizations related to color graphic imaging input scanning, display output and imaging communication product development, manufacturing and sales and marketing. Before joining Syscan, Inc. in April 1998, Mr. Hu held senior management positions at Microtek, Xerox, OKI, AVR, DEST, Olivetti and Grundig. Mr. Hu holds a bachelor's degree in Engineering Science from National Cheng-Kung University, Taiwan, and a master's degree in Computer Science and Engineering from California State University, Chico, USA.

DAVID CLARK has been our Senior Vice President of Business Development and a director since July 15, 2004,. In July 2005, Mr. Clark was appointed President of Sysview Technology Inc., our wholly owned subsidiary. From October, 2003 to July, 2004 Mr. Clark was President of Nautical Vision, Inc. a market specific image display company where he created and implemented the company's business plan which involved product sourcing, sales and marketing and general management. From June, 2001 to October, 2003 Mr. Clark actively invested in and consulted to a diverse group of companies in addition to being involved in residential development. Mr. Clark was President and CEO of Homebytes.com from November, 1998 to May of 2001, where he was primarily responsible for raising in excess of twenty five million dollars in funding from investors including America Online, FBR Technology Venture Partners, PNC Bank, and Bank of America, as well as being instrumental in the acquisition of a key competitor of Homebytes.com. Prior thereto Mr. Clark was the head of distribution and a director of Take Two Interactive (NASDAQ:TTWO) which was a result of TTWO's acquisition of Inventory Management Systems, Inc. (I.M.S.I.), of which Mr. Clark was a co-founder and President. Prior to founding I.M.S.I., Mr. Clark held various management positions with Acclaim Entertainment (NASDAQ:AKLM), and the Imagesoft division of SONY Music (NYSE:SNE). Mr. Clark received a B.S. in Business from the State University of New York at Binghamton in 1990.

PETER MOR has been a director since April 2, 2004. Mr. Mor has been the Senior Vice President of Engineering & Operations of Focus Enhancements since February 1, 2005. Prior to joining Focus Enhancements, Mr. Mor served as a Vice President of Engineering of SONY Corp. from July 23, 1999 to January 31, 2005 where he was responsible for research and development of SONY's VAIO Notebook and Desktop PCs, accessories and web based network services. Prior thereto, Mr. Mor has extensive experience in engineering, operations and manufacturing, as well as off-shore manufacturing, international outsourcing and procurement and ODM management. Prior to joining SONY Corp., since 1980 Mr. Mor held various senior positions with AMAX Engineering, AVR Technologies, Fujitsu Computer Products of America, XEROX and QUME. Mr. Mor holds a master's degree in Computer Science from the University of Oregon and a bachelor's degree in Electrical Engineering from National Cheng-Kung University, Taiwan.

LAWRENCE LIANG has been a director since April 2, 2004. Since 1984 Mr. Liang has been the President and Vice President of Genoa Systems Corporation, a graphics company that developed the flicker free and true color technologies in the late 1980's, the President of Telecom Marketing, a marketing consultant for telecommunications infrastructure, and the President of Cwaves Technology, a wireless LAN/WAN company. Mr. Liang has also worked for IBM's Technology Component Division to help develop semiconductor products and RISC CPU Instruction sets. Mr. Liang also spent five years in IBM's Disk Drive division in Silicon Valley where he held various management positions. Mr. Liang holds a master's degree in Applied Mathematics from the City University of New York.

VOTE REQUIRED

      Provided that a quorum of stockholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting

RECOMMENDATION OF THE BOARD OF DIRECTORS

      The Board of Directors recommends a vote FOR Messrs. Hu, Clark, Mor and Liang. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

COMPENSATION OF DIRECTORS

      The Company intends to establish a formal plan for compensating its Board of Directors. Currently, directors are reimbursed for actual expenses incurred in connection with performing duties as directors and do not receive compensation for attendance at meetings. Further, from time to time, directors are granted options under the Company's stock option plan, as reflected in the description of the stock option plans included herein.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      During the fiscal year ended December 31, 2005 ("fiscal 2005"), the Board of Directors held one meeting, which was attended by all of the Company's Directors during the period that such person was a member of the Board. During fiscal 2005, the Board of Directors also acted by written consent four times. Directors are expected to attend all meetings. Although the Company is not currently required to have any board committees under applicable securities laws and exchange listing guidelines, the Company intends to establish an audit committee. The Company does not have a standing nominating or compensation committee at this time. Currently the entire Board of Directors is active in the nominating and compensation process. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. The Board of Directors carefully considers nominees regardless of whether they are nominated by stockholders or existing board-members.

      Special meetings may be held from time to time to consider matters for which approval of the Board of Directors is desirable or required by law.

BOARD COMMITTEES

      Our board of directors does not currently have any standing committees. We intend to establish an audit committee which we expect will be comprised of a majority of independent directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the "reporting persons") file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in 2005, we believe all Forms 3, 4 and 5 were timely filed with the SEC by such reporting persons.

CODE OF ETHICS

      Our board of directors has adopted a Code of Ethics which is applicable to our chief executive officer, senior financial officers and members of our board of directors, including our principal executive officer and principal financial officer, principal accounting officer or controller, or other persons performing similar functions.

      Any amendment of our Code of Ethics or waiver thereof applicable to any of our principal executive officer, principal financial officer and controller, principal accounting officer, directors or persons performing similar functions will be disclosed on our website within 5 days of the date of such amendment or waiver. In the case of a waiver, the nature of the waiver, the name of the person to whom the waiver was granted and the date of the waiver will also be disclosed. A copy of our Code of Ethics has been previously filed as Exhibit 14 to our Form 10-KSB for the year ended December 31, 2004.

                             EXECUTIVE COMPENSATION

      The following table sets forth, for the fiscal years indicated, all compensation awarded to, paid to or earned by the following type of executive officers for the fiscal years ended December 31, 2003, 2004 and 2005: (i) individuals who served as, or acted in the capacity of, our principal executive officer for the fiscal year ended December 31, 2005; and (ii) our other most highly compensated executive officers, who together with the principal executive officer are our most highly compensated officers whose salary and bonus exceeded $100,000 with respect to the fiscal years ended December 31, 2005, 2004 and 2003 and who were employed by us at the end of fiscal year 2005.

                           SUMMARY COMPENSATION TABLE*

                                                                                          LONG TERM COMPENSATION
                                                                                          ----------------------
                                             ANNUAL COMPENSATION                    AWARDS                     PAYOUTS
                                       -------------------------------    -------------------------    -----------------------
                                                                          RESTRICTED    SECURITIES
                                                          OTHER ANNUAL      STOCK       UNDERLYING       LTIP       ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR    SALARY    BONUS    COMPENSATION     AWARD(S)    OPTIONS/SARS    PAYOUTS    COMPENSATION
---------------------------    ----    ------    -----    ------------    ----------   ------------    -------    ------------
                                         ($)      ($)         ($)            ($)            (#)          ($)           ($)
Darwin Hu, Chief Executive     2005    200,000     --          --             --        1,500,000(1)      --            --
Officer and Chairman           2004    200,000     --          --             --               --         --            --
                               2003    200,000     --          --             --               --         --            --

William Hawkins                2005    160,000     --          --             --        1,000,000(2)      --            --
Chief Operating Officer,       2004    160,000     --          --             --               --         --            --
Acting Chief Financial         2003    160,000     --          --             --               --         --            --
Officer and Secretary

David Clark                    2005    150,000     --          --             --          800,000(3)      --            --
Senior Vice President of       2004     68,750
Business Development

                                                   --          --             --               --         --            --

----------
* Salary reflects total compensation paid to these executives (both before and after the merger described in Item 1).

(1)   As of the date hereof, 1,000,000 of such options have vested.
(2)   As of the date hereof, 666,667 of such options have vested.
(3)   As of the date hereof, 533,333 of such options have vested.

                          OPTION GRANTS IN FISCAL 2005

      The following table sets forth certain information regarding stock options held as of December 31, 2005 by the named executive officers.

                                                   Number of
                                                   Securities
                                                   Underlying    % of Total Granted
                                                    Options       to Employees in       Exercise      Expiration
Name and Principal Position                         Granted         Fiscal Year       Price ($/Sh)       Date
---------------------------                         -------         -----------       ------------       ----
Darwin Hu                                          1,500,000           35.4%              $.01         April 26,
   President and Chief Executive Officer                                                                 2012

William Hawkins                                    1,000,000           16.4%              $.01         April 26,
   Chief Operating Officer, Acting Chief                                                                 2012
   Financial Officer and Secretary

David Clark                                         800,000            18.9%              $.01         April 26,
   Senior Vice President of Business Development                                                         2012

               AGGREGATE OPTIONS EXERCISEABLE IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                      Number of Securities              Value of Unexercised
                                                     Underlying Unexercised             In-the-Money Options
                                                  Options at December 31, 2005        at December 31, 2005 (1)
                                                 -----------------------------     -----------------------------
Name and Principal Position                      Exercisable     Unexercisable     Exercisable     Unexercisable
---------------------------                      -----------     -------------     -----------     -------------
Darwin Hu                                           500,000        1,560,000         $320,000         $640,000
   President, Chief Executive Officer
   and Chairman of the Board

William Hawkins                                     333,333        1,026,666         $213,333         $426,666
   Chief operating Officer, Acting Chief
   Financial Officer and Secretary

David Clark                                         266,666          933,334         $170,666         $341,333
   Vice President of Business Development

      (1) As of December 31, 2005, the market value of a share of common stock was $0.65.

      No shares were exercised by named executive officers in fiscal year ended December 31, 2005.

      As of December 31, 2005, options to purchase a total of 2,210,000 shares of common stock were granted under our 2002 Amended and Restated Stock option Plan, at exercise prices of $0.65 to $2.00 per share. One-fourth of the options granted vest on the first anniversary, one-fourth of the options granted vest on the second anniversary, one-fourth of the options granted vest on the third anniversary and one-fourth of the options vest on the fourth anniversary. The options expire on the ten year anniversary of their grant date. All options described above have been issued pursuant to the 2002 Amended and Restated Stock Option Plan described below.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                                         Number of securities
                                                                 Number of                                remaining available
                                                              securities to be                            for future issuance
                                                                issued upon         Weighted average         under equity
                                                                exercise of        exercise price of      compensation plans
                                                                outstanding           outstanding        (excluding securities
                                                             options, warrants     options, warrants      reflected in column
                                                                 and rights            and rights                (a))

                                                                    (a)                   (b)                     (c)
------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by security holders             200,000              $  2.00                     -0-

Equity compensation plans not approved by security holders       7,129,000              $ 0.857                 990,000

         Total                                                   7,329,000              $ 0.888                 990,000

                   2002 AMENDED AND RESTATED STOCK OPTION PLAN

      On May 17, 2002, the Company's stockholders approved the adoption of the 2002 Amended and Restated Stock Option Plan (the "Plan"). Under the Plan, the Company has reserved 200,000 shares of its common stock to issue to eligible current and prospective employees, consultants and directors of the Company. In April 2004, the Board of Directors unanimously approved an amendment to the Plan raising the number of shares that may be issued under the Plan to 2,200,000. In July 2004 employees were granted options under the Plan to purchase 2,200,000 shares of the Company's common stock at $2.00 per share, 220,000 of which were cancelled in May 2005. The options have a term of ten years and beginning July 15, 2005, vest in equal annual installments of 25% per year over four years. In July 2004, the Board of Directors unanimously approved an additional amendment to the Plan raising the number of shares that may be issued under the Plan to 3,200,000. In December 2005 employees were granted options under the Plan to purchase 230,000 shares of the Company's common stock at $0.65 per share. The number of options granted to individual directors, officers (who are not also directors) and others are as follows:

                                                  GRANT DATE
                                                JULY 15, 2004
                                                -------------

               DIRECTORS
                 Darwin Hu                          560,000
                 David Clark                        400,000
                 Peter Mor                           80,000
                 Lawrence Liang                      80,000
               OFFICERS
                 William Hawkins                    360,000
               OTHERS                               730,000
               CANCELLED MAY 2005                   230,000
                                                  ---------
                 Subtotal                         1,980,000
                                                  ---------

                                                  GRANT DATE
                                               DECEMBER 8, 2005
                                               ----------------
               OTHERS                               230,000
                                                  ---------
                 Total                            2,210,000
                                                  ---------

                              EMPLOYMENT AGREEMENTS

      In April 2005, we entered into an employment agreement with Mr. Darwin Hu pursuant to which he will serve as our President and Chief Executive Officer. The agreement provides for an initial term of three years, an annual salary to Mr. Hu of $200,000 and an annual bonus to be determined by our board of directors. In connection with the agreement, Mr. Hu was issued non-qualified options to purchase up to 1,500,000 shares of our common stock at an exercise price of $0.01 per share. One-third of the options vested immediately upon the execution of the employment agreement, one-third vested on April 3, 2006 and one-third shall vest on April 2, 2007. The agreement also provides for the executive's ability to participate in our health insurance program. In the event that Mr. Hu's employment is terminated other than with good cause, he will receive a payment of the lesser of his then remaining salary due pursuant to the employment agreement or six months of base salary at his then current annual salary.

      In April 2005, we entered into an employment agreement with Mr. William Hawkins pursuant to which he will serve as our Chief Operating Officer. The agreement provides an initial term of three years, an annual salary to Mr. Hawkins of $160,000 and an annual bonus to be determined by our board of directors. In connection with the agreement, Mr. Hawkins was issued non-qualified options to purchase up to 1,000,000 shares of our common stock at an exercise price of $0.01 per share. One-third of the options vested immediately upon the execution of the employment agreement, one-third vested on April 3, 2006 and one-third shall vest on April 2, 2007. The agreement also provides for the executive's ability to participate in our health insurance program. In the event that Mr. Hawkins' employment is terminated other than with good cause, he will receive a payment of the lesser of his then remaining salary due pursuant to the employment agreement or six months of base salary at his then current annual salary.

      In April 2005, we entered into an employment agreement with Mr. David Clark pursuant to which he will serve as our Senior Vice President of Business Development. The agreement provides for an initial term of three years, an annual salary to Mr. Clark of $150,000 and an annual bonus to be determined by our board of directors. In connection with the agreement, Mr. Clark was issued non-qualified options to purchase up to 800,000 shares of our common stock at an exercise price of $0.01 per share. One-third of the options vested immediately upon the execution of the employment agreement, one-third vested on April 3, 2006 and one-third shall vest on April 2, 2007. The agreement also provides for the executive's ability to participate in our health insurance program. In the event that Mr. Clark's employment is terminated other than with good cause, he will receive a payment of the lesser of his then remaining salary due pursuant to the employment agreement or six months of base salary at his then current annual salary.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of May 1, 2006, information regarding the beneficial ownership of our common stock based upon the most recent information available to us for: (i) each person known by us to own beneficially more than five (5%) percent of our outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned by them. As of May 1, 2006 there were 24,601,096 shares of our common stock outstanding.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)       NUMBER OF COMMON SHARES       PERCENTAGE OF COMMON SHARES
                                               BENEFICIALLY OWNED(2)             BENEFICIALLY OWNED
                                               ---------------------             ------------------
Darwin Hu (3)                                        1,000,000                           3.9%
William Hawkins (4)                                    666,667                           2.6%
David Clark (5)                                        583,333                           2.3%
Peter Mor (6)                                              -0-                            --
Lawrence Liang (6)                                         -0-                            --
Syscan Imaging Limited(7)                           18,773,514                          76.3%
All Directors and Officers as a group
 (5 persons) (3)-(6)                                 2,250,000                           8.3%
* less than one percent

(1) Unless otherwise indicated, the address of each person listed below is c/o Syscan Imaging, Inc., 1772 Technology Drive, San Jose, California 95110.

(2) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

(3) Includes 1,000,000 shares of common stock issuable upon the exercise of options issued to Mr. Hu in connection with his employment agreement with us. Does not include 560,000 shares issuable upon the exercise of options granted pursuant to the Company's Amended and Restated 2002 Stock Option Plan, 420,000 of which are not exercisable within 60 days of the date hereof and all of which are subject to stockholder approval of the Amended and Restated Stock Option Plan under which such options were issued. Also does not include 500,000 shares underlying options issued to Mr. Hu in connection with the execution of his employment agreement with us, which are not exercisable within 60 days of the date hereof. Mr. Hu also disclaims beneficial ownership of any shares of common stock held by Syscan Imaging Limited, our majority-stockholder, of which Mr. Hu is a director.

(4) Includes 666,667 shares of common stock issuable upon the exercise of options issued to Mr. Hawkins in connection with his employment agreement with us. Does not include 360,000 shares issuable upon the exercise of options granted pursuant to the Company's Amended and Restated 2002 Stock Option Plan, 270,000 of which are not exercisable within 60 days of the date hereof and all of which are subject to stockholder approval of the Amended and Restated Stock Option Plan under which such options were issued. Also does not include 333,333 shares underlying options issued to Mr. Hawkins in connection with the execution of his employment agreement with us, which are not exercisable within 60 days of the date hereof.

(5) Includes 50,000 shares of common stock and 533,333 shares of common stock issuable upon the exercise of options issued to Mr. Clark in connection with his employment agreement with us. Does not include 400,000 shares issuable upon the exercise of options granted pursuant to the Company's Amended and Restated 2002 Stock Option Plan, 300,000 of which are not exercisable within 60 days of the date hereof and all of which are subject to stockholder approval of the Amended and Restated Stock Option Plan under which such options were issued. Also does not include 266,667 shares underlying options issued to Mr. Clark in connection with the execution of his employment agreement with us, which are not exercisable within 60 days of the date hereof.

(6) Does not include 80,000 shares issuable upon the exercise of options granted pursuant to the Company's Amended and Restated 2002 Stock Option Plan, 60,000 of which are not exercisable within 60 days of the date hereof and all of which are subject to stockholders approval of the Amended and Restated Stock Option Plan under which such options were issued.

(7) The sole shareholder of Syscan Imaging Limited is Syscan Technology Holdings Limited, a publicly-held company whose shares are listed on The Growth Enterprise Market of The Stock Exchange of Hong Kong Limited. The address for Syscan Imaging Limited is Unit 808, 8th floor, K. Wah Centre, 191 Java Road, North Point Hong Kong.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      To the best of management's knowledge, other than (i) compensation for services as officers and directors, or (ii) as set forth below, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which Syscan was or is to be a party, in which the amount involved exceeds $60,000, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest.

MANUFACTURING

      All of our products are manufactured by Syscan Technology Holdings (STH), the parent company of our majority stockholder. We and STH have established an internal-pricing agreement that is updated on a semi-annual basis. STH currently serves as the manufacturer of all current image capture products produced by us. We believe, for quality control and pricing reasons, that this type of relationship is more favorable then could be attained from unaffiliated third-parties. We purchase and provide STH with critical parts and components necessary to manufacture our products.

      We purchase significantly all of our finished scanner imaging products from the parent company of our majority stockholder, Syscan Technology Holdings Limited ("STH"). Our Chairman and CEO, Darwin Hu, was formerly the CEO of STH, and beneficially owns approximately 5.33% of the issued and outstanding capital stock of STH. The following is a summary of significant related party transactions, which were carried out in the normal course of the Company's business, during the years ended December 31, 2005 and 2004:

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT RELATED PARTY PURCHASE TRANSACTIONS, WHICH WERE CARRIED OUT IN THE NORMAL COURSE OF THE COMPANY'S BUSINESS:

                                                             2005        2004
                                                           --------    --------
SYSCAN Intervision Limited, a wholly-owned
subsidiary of STH (purchases)                              $ 4.915M    $ 3.825M
                                                           ========    ========

SYSCAN Optoelectronics Technology
(Shenzhen) Company Limited, a wholly-owned
subsidiary of STH (purchases)                                    --    $ 0.520M
                                                           ========    ========

AMOUNTS DUE TO/FROM RELATED PARTIES ARE UNSECURED, INTEREST-FREE AND REPAYABLE ON DEMAND AND CONSISTED OF THE FOLLOWING:

Due from STH                                                    $   345,998

Due from Majority Stockholder                                       100,000

Due from various subsidiaries wholly-owned by STH                 1,956,522
                                                                -----------
                                                                $ 2,402,520
                                                                ===========

      In April 2005 we entered into employment agreements with each of Darwin Hu, our Chief Executive Officer, William Hawkins, our Chief Operating Officer and Acting Chief Financial Officer, and David Clark, our Senior Vice President of Business Development. In connection therewith we granted options to each of Messrs. Hu, Hawkins and Clark to purchase 1,500,000, 1,000,000 and 800,000 shares of our common stock, respectively, at an exercise price of $0.01 per share. Such options shall vest one-third on the execution date of the employment agreement, one-third on April 3, 2006 and one-third on April 2, 2007. Pursuant to such employment agreements, each of Messrs. Hu, Hawkins and Clark shall be entitled to receive annual salaries of $200,000, $160,000 and $150,000, respectively.

      Other than those described above, we have no material transactions which involved or are planned to involve a direct or indirect interest of a director, executive officer, greater than 5% stockholder or any family member of such parties.

      We believe that all of the transactions set forth above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. All future transactions between us and our officers, directors and principal shareholders and their affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by the independent members of our board of directors.

                                   PROPOSAL 2

                    APPROVAL OF THE 2002 AMENDED AND RESTATED
                                STOCK OPTION PLAN

      On May 17, 2002, the Company's stockholders approved the 2002 Stock Option Plan under which 200,000 shares of the Company's common stock were reserved for issuance. On April 16, 2004, the Board of Directors (the "Board"), subject to stockholder approval, increased the number of shares of the Company's common stock reserved for issuance to 2,200,000 shares (8.95% of the outstanding shares as of May 1, 2006) ("2002 Amended and Restated Stock Option Plan" or the "Plan"). In July 2004, the Board of Directors, subject to stockholder approval, increased the number of shares of the Company's common stock reserved for issuance to 3,200,000 shares (13.0% of the outstanding shares as of May 1, 2006) ("2002 Amended and Restated Stock Option Plan" or the "Plan"). On July 15, 2004, the Board of Directors granted, subject to shareholder approval of the Plan, options to purchase 2,200,000 shares at $2.00 per share of the Company's common stock (see "2002 Amended and Restated Stock Option Plan" on Page 14 for more details including the number of options granted to Officers and Directors), 220,000 of which were subsequently cancelled in May 2005. On December 8, 2005, the Board of Directors granted, subject to shareholder approval of the Plan, options to purchase 230,000 shares at $0.65 per share of the Company's common stock (see "2002 Amended and Restated Stock Option Plan" on Page 14 for more details). The additional shares approved by the Board of Directors will not be exercisable until the amendments to the Plan are approved by the Company's stockholders. The Board is asking the Company's stockholders to approve the Plan, as amended, so that the Company may issue stock options thereunder, thereby providing additional incentives to those persons responsible for the success of the Company and allowing the Company to continue its policy of allowing those persons to share in the appreciation of the value of the Company's stock. The stockholders should be aware that since the Directors have been granted an aggregate of 1,120,000 of the 2,200,000 shares granted under the Plan they will receive a personal benefit from the approval of this proposal by the Stockholders.

DESCRIPTION OF THE 2002 AMENDED AND RESTATED STOCK OPTION PLAN

      The following is a description of the purpose and certain of the provisions of the 2002 Amended and Restated Stock Option Plan. The summary is qualified in its entirety by reference to the complete text of the 2002 Amended and Restated Stock Option Plan, which is attached hereto as Exhibit A.

DESCRIPTION OF THE PLAN

      THE PURPOSE OF THE PLAN. The purpose of the Plan is to provide additional incentive to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option shall be designated at the time of grant as either an incentive stock option (an "ISO") or as a non-qualified stock option (a "NQSO").

      The Board of Directors believes that the ability to grant stock options to employees which qualify for ISO treatment provides an additional material incentive to certain key employees. The Internal Revenue Code requires that ISOs be granted pursuant to an option plan that receives stockholder approval within one year of its adoption. The Company adopted the Plan in order to comply with this statutory requirement and preserve its ability to grant ISOs.

      The benefits to be derived from the Plan, if any, are not quantifiable or determinable.

      ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Company, or by any committee that the Company may in the future form and to which the Board of Directors may delegate the authority to perform such functions (in either case, the "Administrator"). The Board of Directors shall appoint and remove members of the committee in its discretion in accordance with applicable laws. In the event that the Company establishes such a committee and is required to comply with Rule 16b-3 under the Exchange Act and
Section 162(m) of the Internal Revenue Code (the "Code"), the committee shall, in the Board of Director's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board of Directors, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

      Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant options; (ii) to determine the fair market value of the Common Stock subject to options; (iii) to determine the exercise price of options granted; (iv) to determine the persons to whom, and the time or times at which, options shall be granted, and the number of shares subject to each option; (v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each option granted (which need not be identical), including but not limited to, the time or times at which options shall be exercisable;
(viii) with the consent of the optionee, to modify or amend any option; (ix) to defer (with the consent of the optionee) the exercise date of any option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an option; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper.

      SHARES OF STOCK SUBJECT TO THE PLAN. Subject to the conditions outlined below, the total number of shares of stock which may be issued under options granted pursuant to the Plan shall not exceed 3,200,000 shares of Common Stock, $.001 par value per share.

      The number of shares of Common Stock subject to options granted pursuant to the Plan may be adjusted under certain conditions. If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board of Directors in (i) the number and class of shares of stock subject to the Plan, and (ii) the exercise price of each outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board of Directors in its sole discretion.

      In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least thirty days prior to such proposed action. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the Stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

      PARTICIPATION. Every person who at the date of grant of an option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs or ISOs under the Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs under the Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

      OPTION PRICE. The exercise price of a NQSO shall be not less than 85% of the fair market value of the stock subject to the option on the date of grant. To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "10% Stockholder") shall in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO granted to any 10% Stockholder shall in no event be less than 110% of the fair market value of the stock covered by the Option at the time the Option is granted.

      TERM OF THE OPTIONS. The Administrator, in its sole discretion, shall fix the term of each option, provided that the maximum term of an option shall be ten years. ISOs granted to a 10% Stockholder shall expire not more than five years after the date of grant. The Plan provides for the earlier expiration of options in the event of certain terminations of employment of the holder.

      RESTRICTIONS ON GRANT AND EXERCISE. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no option granted under the Plan shall be assignable or otherwise transferable by the optionee except by will or by operation of law. During the life of the optionee, an option shall be exercisable only by the optionee.

      TERMINATION OF THE PLAN. The Plan shall become effective upon adoption by the Board or Directors; provided, however, that no option shall be exercisable unless and until written consent of the Stockholders of the Company, or approval of Stockholders of the Company voting at a validly called Stockholders' meeting, is obtained within twelve months after adoption by the Board of Directors. If such Stockholder approval is not obtained within such time, options granted pursuant to the Plan shall be of the same force and effect as if such approval was obtained except that all ISOs granted pursuant to the Plan shall be treated as NQSOs. Options may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws. The Plan shall terminate within ten years from the date of its adoption by the Board of Directors.

      TERMINATION OF EMPLOYMENT. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the expiration date of the option (the "Expiration Date")); provided, however, that if such exercise of the option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the option remains exercisable after Termination, options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). "Employment" includes service as a director or as a consultant. For purposes of the Plan, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

      AMENDMENTS TO THE PLAN. The Board of Directors may at any time amend, alter, suspend or discontinue the Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance shall require Stockholder approval unless (i) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (ii) the Board of Directors otherwise concludes that stockholder approval is advisable.

      TAX TREATMENT OF THE OPTIONS. Under the Code, neither the grant nor the exercise of an ISO is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the Common Stock acquired upon exercise of the ISO. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income. Optionees who receive NQSOs will be subject to taxation upon exercise of such options on the spread between the fair market value of the Common Stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. NQSOs do not give rise to a tax preference item subject to the alternative minimum tax.

                        REQUIRED VOTE AND RECOMMENDATION

      Stockholder approval of the 2002 Amended and Restated Stock Option Plan is required under the Internal Revenue Code of 1986, as amended, in order for options granted under the 2002 Amended and Restated Stock Option Plan to be considered "incentive stock options." The affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present is required to approve the 2002 Amended and Restated Stock Option Plan as set forth in this Proposal 2. For purposes of the vote on Proposal 2, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 2. Properly executed, unrevoked proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in the proxy.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY'S
                   2002 AMENDED AND RESTATED STOCK OPTION PLAN

                                   PROPOSAL 3

                     APPROVAL OF THE 2006 STOCK OPTION PLAN

      On May 1, 2006, the Company's Board of Directors adopted a resolution approving the 2006 Stock Option Plan under which 1,500,000 shares of the Company's common stock will be reserved for issuance (6.1% of the outstanding shares as of May 1, 2006) ("2006 Stock Option Plan"). The Plan will not become effective until it is approved by the Company's stockholders. The Board is asking the Company's stockholders to approve the 2006 Stock Option Plan so that the Company may issue stock options thereunder, thereby providing additional incentives to those persons responsible for the success of the Company and allowing the Company to continue its policy of allowing those persons to share in the appreciation of the value of the Company's stock. No options have been granted under the 2006 Stock Option Plan to date, and there is no plan by the Company to issue any options at this time.

DESCRIPTION OF THE 2006 STOCK OPTION PLAN

      The following is a description of the purpose and certain of the provisions of the 2006 Stock Option Plan. The summary is qualified in its entirety by reference to the complete text of the 2006 Stock Option Plan, which is attached hereto as Exhibit B.

DESCRIPTION OF THE PLAN

      THE PURPOSE OF THE PLAN. The purpose of the Plan is to provide additional incentive to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option shall be designated at the time of grant as either an incentive stock option (an "ISO") or as a non-qualified stock option (a "NQSO").

      The Board of Directors believes that the ability to grant stock options to employees which qualify for ISO treatment provides an additional material incentive to certain key employees. The Internal Revenue Code requires that ISOs be granted pursuant to an option plan that receives stockholder approval within one year of its adoption. The Company adopted the Plan in order to comply with this statutory requirement and preserve its ability to grant ISOs.

      The benefits to be derived from the Plan, if any, are not quantifiable or determinable.

      ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Company, or by any committee that the Company may in the future form and to which the Board of Directors may delegate the authority to perform such functions (in either case, the "Administrator"). The Board of Directors shall appoint and remove members of the committee in its discretion in accordance with applicable laws. In the event that the Company establishes such a committee and is required to comply with Rule 16b-3 under the Exchange Act and
Section 162(m) of the Internal Revenue Code (the "Code"), the committee shall, in the Board of Director's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board of Directors, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

      Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant options; (ii) to determine the fair market value of the Common Stock subject to options; (iii) to determine the exercise price of options granted; (iv) to determine the persons to whom, and the time or times at which, options shall be granted, and the number of shares subject to each option; (v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each option granted (which need not be identical), including but not limited to, the time or times at which options shall be exercisable;
(viii) with the consent of the optionee, to modify or amend any option; (ix) to defer (with the consent of the optionee) the exercise date of any option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an option; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper.

      SHARES OF STOCK SUBJECT TO THE PLAN. Subject to the conditions outlined below, the total number of shares of stock which may be issued under options granted pursuant to the Plan shall not exceed 1,500,000 shares of Common Stock, $.001 par value per share.

      The number of shares of Common Stock subject to options granted pursuant to the Plan may be adjusted under certain conditions. If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board of Directors in (i) the number and class of shares of stock subject to the Plan, and (ii) the exercise price of each outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board of Directors in its sole discretion.

      In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least thirty days prior to such proposed action. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the Stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

      PARTICIPATION. Every person who at the date of grant of an option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs or ISOs under the Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs under the Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

      OPTION PRICE. The exercise price of a NQSO shall be not less than 85% of the fair market value of the stock subject to the option on the date of grant. To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "10% Stockholder") shall in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO granted to any 10% Stockholder shall in no event be less than 110% of the fair market value of the stock covered by the Option at the time the Option is granted.

      TERM OF THE OPTIONS. The Administrator, in its sole discretion, shall fix the term of each option, provided that the maximum term of an option shall be ten years. ISOs granted to a 10% Stockholder shall expire not more than five years after the date of grant. The Plan provides for the earlier expiration of options in the event of certain terminations of employment of the holder.

      RESTRICTIONS ON GRANT AND EXERCISE. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no option granted under the Plan shall be assignable or otherwise transferable by the optionee except by will or by operation of law. During the life of the optionee, an option shall be exercisable only by the optionee.

      TERMINATION OF THE PLAN. The Plan shall become effective upon adoption by the Board or Directors; provided, however, that no option shall be exercisable unless and until written consent of the Stockholders of the Company, or approval of Stockholders of the Company voting at a validly called Stockholders' meeting, is obtained within twelve months after adoption by the Board of Directors. If such Stockholder approval is not obtained within such time, options granted pursuant to the Plan shall be of the same force and effect as if such approval was obtained except that all ISOs granted pursuant to the Plan shall be treated as NQSOs. Options may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws. The Plan shall terminate within ten years from the date of its adoption by the Board of Directors.

      TERMINATION OF EMPLOYMENT. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the expiration date of the option (the "Expiration Date")); provided, however, that if such exercise of the option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the option remains exercisable after Termination, options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). "Employment" includes service as a director or as a consultant. For purposes of the Plan, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

      AMENDMENTS TO THE PLAN. The Board of Directors may at any time amend, alter, suspend or discontinue the Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance shall require Stockholder approval unless (i) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (ii) the Board of Directors otherwise concludes that stockholder approval is advisable.

      TAX TREATMENT OF THE OPTIONS. Under the Code, neither the grant nor the exercise of an ISO is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the Common Stock acquired upon exercise of the ISO. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income. Optionees who receive NQSOs will be subject to taxation upon exercise of such options on the spread between the fair market value of the Common Stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. NQSOs do not give rise to a tax preference item subject to the alternative minimum tax.

                        REQUIRED VOTE AND RECOMMENDATION

      Stockholder approval of the 2006 Stock Option Plan is required under the Internal Revenue Code of 1986, as amended, in order for options granted under the 2006 Stock Option Plan to be considered "incentive stock options." The affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present is required to approve the 2006 Stock Option Plan as set forth in this Proposal 3. For purposes of the vote on Proposal 3, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 3. Properly executed, unrevoked proxies will be voted FOR Proposal 3 unless a vote against Proposal 3 or abstention is specifically indicated in the proxy.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
                        COMPANY'S 2006 STOCK OPTION PLAN

                                   PROPOSAL 4

       RATIFICATION OF THE APPOINTMENT OF CLANCY AND CO., P.L.L.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2006

      On April _, 2006 the Company's Board of Directors appointed the firm of Clancy and Co., P.L.L.C. ("Clancy") to serve as the Company's independent auditors for the Company's year ended December 31, 2006.

      The independent accountant's report of Clancy on the Company's consolidated financial statements for the year ended December 31, 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

      The following fees were incurred by the Company for the services of Clancy in each of the years ended December 31, 2004 and 2003.

                              December 31, 2005     December 31, 2004
      Audit Fees                   $49,100               $36,950
      Audit Related Fees               -0-                   -0-
      Tax Fees                       4,900                   -0-
      All Other Fees                   -0-                   -0-

      AUDIT FEES. The aggregate fees billed by Clancy for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2005 and 2004, the review of the financial statements included in the Company's Forms 10-QSB's totaled, respectively, $49,100 and $36,950. Interim procedures are included as audit fees.

      AUDIT-RELATED FEES. There were no audit-related fees incurred by the Company during the years ended December 31, 2004 and 2003.

      TAX FEES. The aggregate fees billed for tax fees by Clancy for the years ended December 31, 2005 and 2004 were $4,900 and zero, respectively.

      ALL OTHER FEES. The aggregate fees billed by Clancy for products and services, other than the services described in the paragraph captioned "Audit Fees" above for the years ended December 31, 2005 and 2004 totaled zero for both years.

      Until such time as the Company establishes an audit committee of the Board of Directors, the entire Board of Directors shall be responsible for handling such duties as would be handled by an audit committee. The Company's Board of Directors has established its pre-approval policies and procedures, pursuant to which the Board of Directors approved the foregoing audit services provided by Clancy in 2004. Consistent with the Board of Directors responsibility for engaging the Company's independent auditors, all audit and permitted non-audit services require pre-approval by the Board of Directors. The Board of Directors approves proposed services and fee estimates for these services. The Board of Directors approves any services arising during the year that were not pre-approved by the Board of Directors. Pursuant to these procedures, the Board of Directors approved the foregoing audit services provided by Clancy.

      A representative of Clancy is expected to attend the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                        REQUIRED VOTE AND RECOMMENDATION

      The affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present is required to approve the appointment of Clancy and Co., P.L.L.C. as the Company's independent auditors for the year ended December 31, 2006 as set forth in this Proposal 4. For purposes of the vote on Proposal 4, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 4. Properly executed, unrevoked proxies will be voted FOR Proposal 4 unless a vote against Proposal 4 or abstention is specifically indicated in the proxy.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF CLANCY AND CO., P.L.L.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR
                             ENDED DECEMBER 31, 2006

                                     GENERAL

      The Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or facsimile transmission. The Company does not expect to pay any compensation for the solicitation of proxies.

      A copy of the Company's Form 10-KSB for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission, accompanies this Proxy Statement. Upon written request, the Company will provide each stockholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to Syscan Imaging, Inc., 1772 Technology Drive, San Jose, California 95110 Attn: William Hawkins, Secretary.

      All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to items to be voted upon, stockholders may (i) vote in favor of, or FOR, the item, (ii) vote AGAINST the item or, (iii) ABSTAIN from voting on one or more items. Stockholders should specify their choices on the enclosed proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of all Directors, FOR the approval of the Company's 2002 Amended and Restated Stock Option Plan, FOR the approval of the Company's 2006 Stock Option Plan and FOR the approval of the appointment of Clancy and Co., P.L.L.C. as the Company's independent auditors for the year ended December 31, 2006.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING AND GENERAL COMMUNICATIONS

      Any stockholder proposals intended to be presented at the Company's 2007 Annual Meeting of Stockholders must be received by the Company at its office in San Jose, California on or before March 31, 2007 in order to be considered for inclusion in the Company's proxy statement and proxy relating to such meeting. The Company has received no stockholders nominations or proposals for the 2006 Annual Meeting.

      Stockholders may communicate their comments or concerns about any other matter to the Board of Directors by mailing a letter to the attention of the Board of Directors c/o the Company at its office in San Jose, California.

VOTING OF PROXIES

      Proxies may be revoked by stockholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated, the Common Stock represented thereby will be voted FOR the election of all the Directors, FOR the approval of the Company's 2002 Amended and Restated Stock Option Plan, FOR the approval of the Company's 2006 Stock Option Plan, and FOR the approval of the appointment of Clancy and Co., P.L.L.C. as the Company's independent auditors for the year ended December 31, 2006.

REVOCABILITY OF PROXY

      Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above. Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

METHOD OF COUNTING VOTES

      Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, the election of directors is a routine matter on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors. As to Item 1, the Proxy confers authority to vote for all of the four persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted "For" Item 2 unless "Against" or "Abstain" is indicated. The Proxy will be voted "For" Item 3 unless "Against" or "Abstain" is indicated. The Proxy will be voted "For" Item 4 unless "Against" or "Abstain" is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

                                            By order of the Board of Directors


                                            /S/  DARWIN HU
                                            ---------------
                                            Darwin Hu
                                            Chairman and Chief Executive Officer

May 2, 2006

                                    EXHIBIT A

                   2002 AMENDED AND RESTATED STOCK OPTION PLAN
                                       OF
                              SYSCAN IMAGING, INC.

1. PURPOSES OF THE PLAN

      The purposes of the 2002 Amended and Restated Stock Option Plan (the "Plan") of Syscan Imaging, Inc., a Delaware corporation (the "Company"), are to:

      (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

      (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

      (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Shares").

      Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), or "non-qualified stock options" ("NQSOs").

2. ELIGIBLE PERSONS

      Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" (within the meaning of Section 3401(c) of the Code) includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3. STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

      Subject to the provisions of Section 6.1.1 of the Plan, the total number of Shares which may be issued under Options granted pursuant to this Plan shall not exceed three million two hundred thousand (3,200,000) Shares. The Shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4. ADMINISTRATION

      (a) The Plan shall be administered by either the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which administration of the Plan, or of part of the Plan, may be delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of such Committee, if any, in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

      (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Shares subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

      (c) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5. GRANTING OF OPTIONS; OPTION AGREEMENT

      (a) No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the Board.

      (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

      (c) The stock option agreement shall specify whether each Option it evidences is an NQSO or an ISO.

      (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6. TERMS AND CONDITIONS OF OPTIONS

      Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQSOs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

      6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

            6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

            6.1.2 Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

            6.1.3 Time of Option Exercise. Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule as may be set by the Administrator (each such date on such schedule, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

            6.1.4 Option Grant Date. The date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

            6.1.5 Nontransferability of Option Rights. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee, an Option shall be exercisable only by the optionee.

            6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

                  (a) Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of Shares already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such Shares being delivered is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; and

                  (b) Subject to the discretion of the Administrator, through the surrender of Shares then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.10) of such Shares is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock.

            6.1.7 Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under
Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

            6.1.8 Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee's (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate,
(ii) tendering to the Company previously owned Shares or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have Shares (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

            6.1.9 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

            6.1.10 Determination of Value. For purposes of the Plan, the fair market value of Shares or other securities of the Company shall be determined as follows:

                  (a) Fair market value shall be the closing price of such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

                  (b) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or similar line of business.

            6.1.11 Option Term. Subject to Section 6.3.4, no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

      6.2 Terms and Conditions to Which Only NQSOs Are Subject. Options granted under this Plan which are designated as NQSOs shall be subject to the following terms and conditions:

            6.2.1 Exercise Price.

                  (a) Except as set forth in Section 6.2.1(b), the exercise price of an NQSO shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

                  (b) To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Shareholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

      6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

            6.3.1 Exercise Price.

                  (a) Except as set forth in Section 6.3.1(b), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

                  (b) The exercise price of an ISO granted to any Ten Percent Shareholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

            6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

            6.3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

            6.3.4 Term. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

7. MANNER OF EXERCISE

      (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

      (b) Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8. EMPLOYMENT OR CONSULTING RELATIONSHIP

      Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9. CONDITIONS UPON ISSUANCE OF SHARES

      Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

10. NON-EXCLUSIVITY OF THE PLAN

      The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11. AMENDMENTS TO PLAN

      The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that shareholder approval is advisable.

12. EFFECTIVE DATE OF PLAN; TERMINATION

      This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders' meeting, is obtained within twelve months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQSOs. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. This Plan shall terminate within ten years from the date of its adoption by the Board.

                                    EXHIBIT B

                             2006 STOCK OPTION PLAN
                                       OF
                              SYSCAN IMAGING, INC.

1. PURPOSES OF THE PLAN

      The purposes of the 2006 Stock Option Plan (the "Plan") of Syscan Imaging, Inc., a Delaware corporation (the "Company"), are to:

      (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

      (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

      (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Shares").

      Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), or "non-qualified stock options" ("NQSOs").

2. ELIGIBLE PERSONS

      Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" (within the meaning of Section 3401(c) of the Code) includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3. STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

      Subject to the provisions of Section 6.1.1 of the Plan, the total number of Shares which may be issued under Options granted pursuant to this Plan shall not exceed one million five hundred thousand (1,500,000) Shares. The Shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4. ADMINISTRATION

      (a) The Plan shall be administered by either the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which administration of the Plan, or of part of the Plan, may be delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of such Committee, if any, in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

      (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Shares subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

      (c) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5. GRANTING OF OPTIONS; OPTION AGREEMENT

      (a) No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the Board.

      (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

      (c) The stock option agreement shall specify whether each Option it evidences is an NQSO or an ISO.

      (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6. TERMS AND CONDITIONS OF OPTIONS

      Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQSOs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

      6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

            6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

            6.1.2 Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

            6.1.3 Time of Option Exercise. Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule as may be set by the Administrator (each such date on such schedule, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

            6.1.4 Option Grant Date. The date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

            6.1.5 Nontransferability of Option Rights. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee, an Option shall be exercisable only by the optionee.

            6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

                  (a) Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of Shares already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such Shares being delivered is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; and

                  (b) Subject to the discretion of the Administrator, through the surrender of Shares then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.10) of such Shares is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock.

            6.1.7 Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under
Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

            6.1.8 Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee's (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate,
(ii) tendering to the Company previously owned Shares or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have Shares (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

            6.1.9 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

            6.1.10 Determination of Value. For purposes of the Plan, the fair market value of Shares or other securities of the Company shall be determined as follows:

                  (a) Fair market value shall be the closing price of such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

                  (b) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or similar line of business.

            6.1.11 Option Term. Subject to Section 6.3.4, no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

      6.2 Terms and Conditions to Which Only NQSOs Are Subject. Options granted under this Plan which are designated as NQSOs shall be subject to the following terms and conditions:

            6.2.1 Exercise Price.

                  (a) Except as set forth in Section 6.2.1(b), the exercise price of an NQSO shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

                  (b) To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Shareholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

      6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

            6.3.1 Exercise Price.

                  (a) Except as set forth in Section 6.3.1(b), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

                  (b) The exercise price of an ISO granted to any Ten Percent Shareholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

            6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

            6.3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

            6.3.4 Term. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

7. MANNER OF EXERCISE

      (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

      (b) Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8. EMPLOYMENT OR CONSULTING RELATIONSHIP

      Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9. CONDITIONS UPON ISSUANCE OF SHARES

      Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

10. NON-EXCLUSIVITY OF THE PLAN

      The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11. AMENDMENTS TO PLAN

      The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that shareholder approval is advisable.

12. EFFECTIVE DATE OF PLAN; TERMINATION

      This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders' meeting, is obtained within twelve months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQSOs. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. This Plan shall terminate within ten years from the date of its adoption by the Board.

                              SYSCAN IMAGING, INC.

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned stockholder of SYSCAN IMAGING, INC. (the "Company") hereby appoints DARWIN HU as the attorney and proxy of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of the Company at the annual meeting of stockholders of the Company to be held on Friday, June 9, 2006 at 10:00 a.m. Pacific Standard Time at the Company's principal executive offices located at 1772 Technology Drive, San Jose, California 95110, and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated below.

1.    ELECTION OF DIRECTORS
      [ ] For all nominees listed below   [ ] WITHHOLD AUTHORITY to vote for all
          (except as indicated to the         nominees listed below.
          contrary).

      (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, LINE THROUGH OR OTHERWISE STRIKE OUT HIS NAME BELOW)

      Darwin Hu                     David P. Clark                Peter Mor
      Lawrence Liang

2.    APPROVAL OF THE 2002 AMENDED AND RESTATED STOCK OPTION PLAN.

[ ]   FOR

[ ]   AGAINST

[ ]   ABSTAIN

3.    APPROVAL OF THE ADOPTION OF 2006 STOCK OPTION PLAN.

[ ]   FOR

[ ]   AGAINST

[ ]   ABSTAIN

4. APPROVAL OF THE APPOINTMENT OF CLANCY AND CO., P.L.L.C. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE YEAR ENDED DECEMBER 31, 2006.

[ ]   FOR

[ ]   AGAINST

[ ]   ABSTAIN

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS IN ITEM 1, "FOR" THE APPROVAL OF THE COMPANY'S 2002 AMENDED AND RESTATED STOCK OPTION PLAN IN ITEM 2, "FOR" THE ADOPTION OF THE 2006 STOCK OPTION PLAN IN ITEM 3, AND "FOR" THE APPOINTMENT OF CLANCY AND CO., P.L.L.C. AS THE COMPANY'S INDEPENDENT AUDITOR IN ITEM 4. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

      THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

DATED:
      ----------------------                -----------------------------------

                                            SIGNATURE

                                            -----------------------------------

                                            SIGNATURE IF JOINTLY OWNED

                                            -----------------------------------

                                            PRINT NAME

                                            -----------------------------------

                                            NO. OF SHARES

      PLEASE SIGN EXACTLY AS THE NAME APPEARS ON YOUR STOCK CERTIFICATE. WHEN SHARES OF CAPITAL STOCK ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, OR CORPORATE OFFICER, PLEASE INCLUDE FULL TITLE AS SUCH. IF THE SHARES OF CAPITAL STOCK ARE OWNED BY A CORPORATION, SIGN IN THE FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF THE SHARES OF CAPITAL STOCK ARE OWNED BY A PARTNERSHIP, SIGN IN THE NAME OF THE PARTNERSHIP BY AN AUTHORIZED OFFICER.

             PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

                            IN THE ENCLOSED ENVELOPE